MRC Global

3Q 2021 Earnings Presentation

November 8, 2021


MRC GLOBAL
100
YEARS
2021
ESTABLISHED IN 1921

Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross profit, adjusted gross profit percentage, net debt, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated November 8, 2021.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **net income (adjusted EBITDA)**
- **net income margin (adjusted EBITDA margin)**
- **gross profit (adjusted gross profit)**
- **gross profit percentage (adjusted gross profit percentage)**
- **net income (adjusted net income)**
- **diluted earnings per share (adjusted diluted EPS)**
- **selling, general and administrative expense (adjusted SG&A)**
- **net cash provided by operations (free cash flow and free cash flow after dividends)**
- **long-term debt, net (net debt)**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Third Quarter 2021 Results – Key Metrics

Revenue Generation	Debt Reduction	Cost Control	Working Capital Efficiency	EBITDA	Cash Generation & Liquidity	Profitability
3Q21 revenue **$685 million**, consistent with 2Q21	Net debt of **$278 million** as of 3Q21	3Q21 adjusted SG&A **14.9%** of revenue	Net working capital to sales ratio (TTM) **17.9%** as of 3Q21	3Q21 adjusted EBITDA of **$39 million** or **5.7%** of revenue	Used **$31 million** of cash from operations in 3Q21. Generated **$16 million** YTD	Adjusted gross profit percentage of **20%** in 3Q21 – Highest in 2 years
	Leverage ratio **2.3x**			**Highest in 2 years**	Available Liquidity: **$492 million** as of 3Q21	E-commerce: **43%** of total revenue in 3Q21 > 400 bps increase over 3Q20

Third Quarter 2021 Results

REGION: Revenue Highlights 3Q21 vs. 2Q21

U.S.: Increased **2%,** across all sectors, led by the downstream, industrial and energy transition (DIET) sector followed by the midstream pipeline and gas utilities sectors

Canada: was **consistent** with the second quarter due to a stronger Canadian dollar and an increase in line pipe sales offset by non-recurring projects

International: Decreased **13%** driven by the upstream production sector, primarily due to the net effect of delayed MRO and project activity in the upstream sector and non-recurring projects in the downstream sector, partially offset by stronger foreign currencies

INDUSTRY SECTOR: Revenue Highlights 3Q21 vs. 2Q21

Gas Utilities: Increased **1%** as customers continued executing integrity upgrade plans on their natural gas distribution networks

Downstream, Industrial & Energy Transition: Increased **3%** due to increased refinery turnarounds and biodiesel projects in the U.S.

Upstream Production: Decreased **8%** primarily due to the International segment as a result of lower MRO and project activity in Europe and APAC followed by the Canada segment, due to non-recurring projects.

Midstream Pipeline: Increased **2%** due to maintenance and small projects

Quarterly Financial Performance YTD *($ millions, except per share data)*


SALES
$585
$686
$685
$1,981
$1,980
3Q 20
2Q 21
3Q 21
YTD 2020
YTD 2021


ADJUSTED GROSS PROFIT & % MARGIN[1]
$115
$134
$137
$390
$389
19.7%
19.5%
20.0%
19.7%
19.6%
3Q 20
2Q 21
3Q 21
YTD 2020
YTD 2021


ADJUSTED EBITDA & % MARGIN[1]
$24
$36
$39
$75
$99
4.1%
5.2%
5.7%
3.8%
5.0%
3Q 20
2Q 21
3Q 21
YTD 2020
YTD 2021


ADJUSTED DILUTED EPS[1]
$(0.10)
$0.08
$0.09
$(0.18)
$0.09
3Q 20
2Q 21
3Q 21
YTD 2020
YTD 2021

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$409
$297
$325
3Q 20
2Q 21
3Q 21

Net Leverage[1]:

3Q 20	2Q 21	3Q 21
3.8x	2.2x	2.3x

CAPITAL STRUCTURE

Sept 30, 2021	
Cash and Cash Equivalents	**$ 47**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 325
Global ABL Facility due 2026	-
Total Debt	$ 325
Preferred stock	355
Common stockholders' equity	331
Total Capitalization	**$ 1,011**
Liquidity	**$ 492**

CASH FLOW FROM OPERATIONS


$94
$23
$(31)
$178
$16
3Q 20
2Q 21
3Q 21
YTD 2020
YTD 2021

WORKING CAPITAL TO SALES RATIO[2]


19.5%
17.6%
17.9%
3Q 20
2Q 21
3Q 21

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital to sales ratio is defined as working capital, net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Concluding Key Points







Focused on Growth, Operating Cost Discipline & Financial Flexibility

- Revenue growth – **consistent** with 2Q 21
- Adjusted EBITDA – **5.7%** for 3Q 21 - best in two years
- Adjusted SG&A – **14.9%** of total revenue
- Liquidity **$492 million**
- Leverage ratio – **2.3x**
- Net debt **$278 million**
- October backlog **up 20%** since 2Q 21 – across all sectors

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	Sept 30, 2021		June 30, 2021		Sept 30, 2020		Sept 30, 2021		Sept 30, 2020	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 685		$ 686		$ 585		$ 1,980		$ 1,981	
Gross profit	$ 95	13.9%	$ 112	16.3%	$ 114	19.5%	$ 310	15.7%	$ 341	17.2%
Depreciation and amortization	4		5		5		14		15	
Amortization of intangibles	6		6		7		18		20	
Increase (decrease) in LIFO reserve	32		11		(11)		47		(20)	
Inventory charges and other	-		-		-		-		34	
Adjusted Gross Profit	$ 137	20.0%	$ 134	19.5%	$ 115	19.7%	$ 389	19.6%	$ 390	19.7%

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 8, 2021.

Adjusted SG&A Reconciliation

THREE MONTHS ENDED

($ millions)	Sept 30, 2021		June 30, 2021		Sept 30, 2020	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$685		$686		$585	
SG&A	$ 102	14.9%	$ 102	14.9%	$ 100	17.1%
Severance and restructuring	-		-		(5)	
Facility closures	-		(1)		-	
Recovery of supplier bad debt	-		-		2	
Adjusted SG&A	$ 102	14.9%	$ 101	14.7%	$ 97	16.6%

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						NINE MONTHS ENDED			
	Sept 30, 2021		June 30, 2021		Sept 30, 2020		Sept 30, 2021		Sept 30, 2020	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 685		$ 686		$ 585		$1,980		$ 1,981	
Net (loss) income	$ (11)	(1.6)%	$ 4	0.6%	$ 3	0.5%	$ (10)	(0.05)%	$ (269)	(13.6%)
Income tax (benefit) expense	(2)		1		5		(1)		(7)	
Interest expense	6		6		7		18		22	
Depreciation and amortization	4		5		5		14		15	
Amortization of intangibles	6		6		7		18		20	
Increase (decrease) in LIFO reserve	32		11		(11)		47		(20)	
Equity-based compensation expense	3		2		3		10		8	
Foreign currency losses (gains)	1		1		2		2		3	
Employee separation	-		-		-		1		-	
Inventory-related charges	-		-		-		-		34	
Facility closures	-		-		-		-		18	
Goodwill & intangible asset impairment	-		-		-		-		242	
Severance & restructuring charges	-		-		5		-		12	
Gain on early extinguishment of debt	-		-		-		-		(1)	
Recovery of supplier bad debt	-		-		(2)		-		(2)	
Adjusted EBITDA	$ 39	5.7%	$ 36	5.2%	$ 24	4.1%	$ 99	5.0%	$ 75	3.8%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 8, 2021.

Adjusted Net Income (Loss) Reconciliation

	THREE MONTHS ENDED						NINE MONTHS ENDED			
	Sept 30, 2021		June 30, 2021		Sept 30, 2020		Sept 30, 2021		Sept 30, 2020	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share*
Net loss attributable to common stockholders	**$ (17)**	**$ (0.21)**	**$ (2)**	**$ (0.02)**	**$ (3)**	**$ (0.04)**	**$ (28)**	**$ (0.34)**	**$ (287)**	**$ (3.50)**
Goodwill and intangible asset impairment, net of tax	-	-	-	-	-	-	-	-	234	2.86
Inventory-related charges, net of tax	-	-	-	-	-	-	-	-	29	0.35
Facility closures, net of tax	-	-	-	-	-	-	-	-	16	0.20
Severance and restructuring, net of tax	-	-	-	-	5	0.06	-	-	10	0.12
Increase (decrease) in LIFO reserve, net of tax	25	0.30	8	0.10	(8)	(0.10)	36	0.43	(15)	(0.18)
Recovery of supplier bad debt, net of tax	-	-	-	-	(2)	(0.02)	-	-	(2)	(0.02)
Adjusted net income (loss) attributable to common stockholders	**$ 8**	**$ 0.09**	**$ 6**	**$ 0.08**	**$ (8)**	**$ (0.10)**	**$ 8**	**$ 0.09**	**$ (15)**	**$ (0.18)**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 8, 2021.
* Does not foot due to rounding

Net Debt & Leverage Ratio Calculation

($ millions)	Sept 30, 2021	June 30, 2021	Sept 30, 2020
Long-term debt, net	**$ 323**	**$ 296**	**$ 405**
Plus: current portion of long-term debt	2	1	4
Long-term debt	**325**	**297**	**409**
Less: cash	47	63	40
Net debt	**$ 278**	**$ 234**	**$ 369**

Net debt	$ 278	$ 234	$ 369
Trailing twelve months adjusted EBITDA	121	106	98
Leverage ratio	**2.3**	**2.2**	**3.8**

Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 8, 2021.